Exhibit 99.1

[LOGO] Successful drug launches can start here Our proprietary AcuForm™ delivery system retains orally administered medications in the stomach to create a “launching platform” for controlled drug release. By targeting drug delivery to the upper GI tract, we can help reduce the potential for certain side effects associated with many medications. As the leader in gastric retention technology, we can allow you to create new brands by improving the performance of existing compounds. Using this approach, we have successfully commercialized two products and have four other therapies in clinical development in a variety of areas, including CNS and GI disorders and pain management. If you’re interested in partnering with us, contact busdev@depomed.com, or call 650-462-5900, or visit www.depomed.com. AcuForm™ is a trademark of Depomed, inc. Copyright© 2009 Depomed, Inc. All rights reserved DEP-001-p.1 January 2009

Investor Quarterly A message from our CEO, Carl A. Pelzel March 18, 2009 Shareholders and Friends of Depomed, Facing the current challenging economic environment, we continue to advance our two Phase 3 products in our portfolio, while remaining prudent about the use of our solid cash position to further advance our pipeline. In addition, we will continue to seek opportunities to leverage our technology and achieve our development milestones, which should enable us to generate additional cash. We finished 2008 with $82.1 million in cash, which does not include the $25 million cash payment we received from Solvay Pharmaceuticals on February 25th. We anticipate several significant milestones in 2009, including top-line results for our ongoing Phase 3 PHN and Hot Flash studies and results from our Phase 1 trial in Parkinson’s patients. We are advancing well on our 2009 goals as we set them for this year: First, we will complete the three Phase 3 studies of DM-1796 and DM-5689 and expect to report results in 2009. For DM-1796, we initiated a Phase 3 clinical trial in PHN in March 2008. Enrollment in the trial has passed the 60% mark and is approaching two-thirds, with patients being enrolled in the United States, Russia and Argentina. We believe that we are seeing more gabapentin naïve patients outside the US with a higher disease burden, which could be an advantage in terms of reaching statistical significance. We expect patient recruitment to be completed by the end of August, which brings us closer to realizing our milestone and royalty payment streams from Solvay. We expect to announce top-line data for the PHN Phase 3 trial in the fourth quarter. As for DM-5689, our two Phase 3 trials in menopausal Hot Flashes, Breeze 1 and Breeze 2, began in September and October. We completed enrollment of more than 540 patients in Breeze 1 on February 27. Meanwhile, Breeze 2 is more than two-thirds enrolled, so we expect recruit-ment of Breeze 2 to be completed no later than the end of May 2009. Of course, the length of treatment in Breeze 2 is three months shorter than Breeze 1, so we currently expect to announce top-line data for both of them simultaneously early in the fourth quarter. Second, we will effectively manage cash and maximize our revenue opportunities. GLUMETZA’s annual gross revenue run rate has grown to approximately $32 million. New prescriptions over the four weeks ended February 13 are up more than 20% relative to the four weeks before Santarus began promoting Glumetza. Total prescriptions are up 7% for the same period. We will continue to extract value from non-core assets and monetize the value of our AcuForm technology through strategic deals such as the recent Covidien deal. Third, we will complete a Phase 1 study of DM-1992 in Parkinson’s. The positive results of our preclinical pharmacokinetic studies found that all of our gastric retentive formulations extended the release and significantly increased the bioavailability of Levodopa compared to Sinemet CR in dogs. Sinemet CR is commercially available as a sustained release Levodopa/ Carbidopa formulation. Our pharmacokinetic modeling data has indicated that a twice a day dosing in humans, with a relatively constant Levodopa blood concentration, might be possible. This compares to the current regimen of as many as 8 doses per day. Subsequently, we initiated a Phase 1 trial which is designed to compare pharmacokinetics in Parkinson’s patients of two formulations of DM-1992 and an FDA-approved generic version of Sinemet CR. We expect to report results this year, which we hope will lead to a partnership and further payment streams. We will also further advance our pre-clinical pipeline and continue to seek new product development candidates where there is a fit with our technology. Fourth, we will complete two of the potential four formulations for Covidien, which will trigger modest milestone payments. Guidance for 2009: We expect SG&A expenses to be in the range of $18 - 20 million, excluding any promotion fees paid to Santarus, and R&D expenses to be in the range of $34 - 37 million. Of the latter amount, approximately $18 million are related to external costs for our ongoing Phase 3 studies. We expect to end 2009 with $57 - $62 million in cash, but this cash number does not assume ANY success in monetizing non-core assets or ANY success related milestones from existing deals. Sincerely, Carl A. Pelzel President and CEO Please see note regarding forward-looking statements and risk factors on next page

Depomed Quarterly Ending Cash ($M) 0 10 20 30 40 50 60 70 80 90 Q1:07 Q2:07 Q3:07 Q4:07 Q1:08 Q2:08 Q3:08 Q4:08 Randomized, open-label crossover study to compare pharmacokinetics of three Levodopa/Carbidopa extended release tablet formulations in patients with Parkinson’s Three single-dose treatment arms – two gastric-retentive extended-release tablet formulations versus a reference extended-release tablet 18 Parkinson’s patients with stable disease in 2 leading neurology centers in Russia – Parkinson’s patients were selected because their GI tract is typically different compared to healthy volunteers Since the relationship between blood levels of Levodopa/Carbidopa and efficacy is well established, blood level measurements are expected to provide valuable information regarding probable efficacy in patients Patient screening underway Examples: Patient 1 Treatment A Treatment A Treatment A Treatment B Treatment B Treatment B Treatment C Treatment C Treatment C Patient 2 Treatment A Treatment A Treatment A Treatment B Treatment B Treatment B Treatment C Treatment C Treatment C 7 -14 days 7-14 days Treatment A: DM-1992 Formulation 01, Levodopa 200mg / Carbidopa 50 mg Extended Release Tablets

Treatment B: DM-1992 Formulation 03, Levodopa 200mg / Carbidopa 50 mg Extended Release Tablets

Treatment C: Reference, Levodopa 200mg / Carbidopa 50 mg Extended Release Tablets

NOTE REGARDING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. Statements in this newsletter that are not historical facts are forward-looking statements that involve risks and uncertainties. The inclusion of forward-looking statements, including those related to expectations regarding potential business transactions, financial matters, clinical development programs, and potential benefits of our products and product candidates, should not be regarded as a representation that any of our plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation, risks and uncertainties related to: our research and development efforts, including pre-clinical and clinical testing; regulation by the FDA and other government agencies; the timing of regulatory applications and product launches; our ability to successfully commercialize our products; the success of our collaborative arrangements with development and commercialization partners; and other risks detailed in our filings with the Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to revise or update this newsletter to reflect events or circumstances that occur after the date of this release. Investment in our common stock involves a high degree of risk. This newsletter is not intended to be, and is not, a prospectus. You should review our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Report on Form 10-Q or Current Report on Form 8-K before making any investment decision related to our securities. You should pay particular attention to the “Risk Factors” sections in the Form 10-K and Form 10-Q. Each of the risks described in those documents could adversely affect our business, financial condition, results of operations and prospects, and could result in a complete loss of any investment you may have in our securities. Potential 2009 Milestones Phase 1 trial Report results DM-1992 Parkinson’s DM-1796 PHN Trial DM-5689 Hot Flash Trials Covidien Deliver 1st formulation Phase 3 trial Phase 3 trials Deliver 2nd formulation Other Deals Close Additional Strategic Deals Currently: Breeze 1 enrollment complete Breeze 2 >70% enrolled Enrollment complete by end of May Preliminary top-line data available in Q4 Currently >60% enrolled Enrollment complete by end of August Preliminary top-line data available in Q4 Initiated February 17